Exhibit 10.14

FIFTH AMENDMENT TO CONSTRUCTION LOAN AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO CONSTRUCTION LOAN AND SECURITY AGREEMENT (this “Amendment”) is made as of October 15 2025, by and between 165 TOWNSHIP LINE ROAD OWNER LLC, a Delaware limited liability company (“Borrower”), and WILMINGTON SAVINGS FUND SOCIETY, FSB, a federal savings bank (“Lender”).

BACKGROUND

A. Borrower and Lender are parties to a Construction Loan and Security Agreement dated October 20, 2017, as amended by a First Amendment to Construction Loan and Security Agreement dated January 31, 2020, a Second Amendment to Construction Loan and Security Agreement dated October 24, 2024, a Third Amendment to Construction Loan and Security Agreement dated April 8, 2025, and a Fourth Amendment to Construction Loan and Security Agreement dated July 21, 2025 (collectively, the “Loan Agreement”).

B. All capitalized terms used herein without definition shall have the same meanings given to such terms in the Loan Agreement.

C. Borrower and Lender shall have agreed to make certain amendments to the Loan Agreement, all on the terms hereinafter set forth.

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby and incorporating the foregoing recitals by reference, covenant and agree as follows:

1. Incorporation of Background; Definitions. The Background provisions set forth above are hereby incorporated herein by reference.

2. Additional Debt Service Reserve. Upon its execution hereof, Borrower has deposited an additional sum in the amount of $60,758.00 with Lender, which additional amount is deemed part of the Debt Service Reserve and has been deposited into the Debt Service Account (subject to the terms and conditions with respect thereto).

3. Representations and Warranties of Borrower. Borrower hereby represents and warrants to Lender that:

(a) all of the representations and warranties contained in the Loan Agreement remain true and correct in all material respects as of the date of this Amendment;

(b) the Loan Documents, as modified hereby and by the amendments to each of the Acquisition Note and TI/LC Note of even date herewith, are valid, binding and enforceable; no event of default exists and no condition has occurred, which, with the giving of notice or the lapse of time would constitute an Event of Default:

(c) as of the date hereof: the outstanding principal balance of the Acquisition Note is $7.113.866.60: and the outstanding principal balance of the TI/LC Note is $560,027.91: and

(d) it has no set off, defense or counterclaim to its obligations under the Note and the other Loan Documents, all of which documents remain binding upon Borrower, unmodified and in full force and effect, except as modified hereby.

4. Extension of Maturity Date. The Maturity Date of the Loan has been extended to November 1, 2025 pursuant to Fourth Amendments to each of the Acquisition Note and TI/LC Note of even date herewith.

5. Release. Borrower hereby releases any claim which it may have against Lender or its agents with respect to the Loan or any of the Loan Documents, which Borrower now has or may have, from October 20,2017 to the date hereof.

6. Lender’s Fee and Expenses. In consideration of Lender’s execution of this Amendment, Borrower shall pay all of Lender’s reasonable third party costs incurred in connection with this Amendment, including, without limitation, reasonable counsel fees and a $6.50 flood search fee.

7. Conflicts. If any of the provisions of this Amendment conflict with the provisions of the Loan Agreement, the provisions of this Amendment shall control.

8. Governing Law; Binding Effect. This Amendment shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

9. No Other Modifications. Except as expressly modified hereby, the Loan Agreement remains unmodified and in full force and effect, and is enforceable against Borrower in accordance with its terms. Without limiting the generality of the preceding sentence, all rights and remedies of Lender under the Loan Agreement survive the making of this Amendment and shall continue in full force and effect.

10. Captions. The captions contained herein are not a part of this Amendment; they are only for the convenience of the parties hereto and do not in any way modify, amplify or give full notice of any of the terms or conditions of this Amendment.

11. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall have the force and effect of an original, and all of which shall constitute but one document. Furthermore, a facsimile or electronic image transmission signature (including, without limitation, portable data format (.pdf), DocuSign and AdobeSign) of any of the parties hereto on any counterpart may be relied upon as an original signature and shall be deemed an original for the purpose of determining the enforceability of this Amendment.

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IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:

165 TOWNSHIP LINE ROAD OWNER LLC, A Delaware limited liability company

By:	165 TOWNSHIP LINE ROAD MEMBER LLC, a Delaware limited liability company, its sole member

By:	165 Township Line Road Managing Member, a Delaware limited liability company, its managing member

By:	JOSS Realty Partners B LLC, a Delaware limited liability company, its managing member

By:	/s/ Larry Botel
Larry Botel, Sole member

STATE OF NEW YORK	:
	:	SS
COUNTY OF NEW YORK	:

On the 15th day of October in the year 2025 before me, the undersigned, personally appeared Larry Botel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the persons upon behalf of which the individual acted, executed the instrument.

/s/ Leslie Alwadish
Notary Public

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LENDER:

WILMINGTON SAVINGS FUND SOCIETY, FSB

By:	/s/ Paul F. Glanville
Paul F. Glanville,
Senior Vice President

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JOINDER OF GUARANTOR

Guarantor hereby joins in this Agreement solely to acknowledge his consent thereto and to confirm that: the Guaranty and the Environmental Indemnity remain unmodified and in full force and effect: Guarantor has no defenses to such documents: and Guarantor hereby releases, waives and relinquishes to Lender any defense that Guarantor may or might have had based on any action, inaction, or other matter relating to such documents or the Loan, from October 20, 2017 to the date of this Agreement.

GUARANTOR:

/s/ Larry Botel
LARRY BOTEL

STATE OF NEW YORK	:
	:	SS
COUNTY OF NEW YORK	:

On the 15th day of October in the year 2025 before me, the undersigned, personally appeared Larry Botel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the persons upon behalf of which the individual acted, executed the instrument.

/s/ Leslie Alwadish
Notary Public